UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 OCTOBER 4, 1999
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                      PLANET HOLLYWOOD INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           DELAWARE                       00028230             59-3283783
-------------------------------       -----------------     ----------------
(State or other jurisdiction of       (Commission  File     (I.R.S. Employer
 incorporation or organization)            Number)        Identification Number)




                              8669 COMMODITY CIRCLE
                             ORLANDO, FLORIDA 32819
           -----------------------------------------------------------
           (Address of principal executive office, including zip code)

                                 (407) 363-7827
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         On October 11, 1999, Planet Hollywood International, Inc. (the "Company") announced that it would file petitions under Chapter 11 of the United States Bankruptcy Code in Delaware on October 12, 1999. A copy of the Company's press release of October 11, 1999, relating to such expected filing is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         On October 12, 1999, the Company and twenty-five of its operating subsidiaries filed voluntary petitions commencing cases under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware. The cases are being jointly administered under the case name IN RE: PLANET HOLLYWOOD INTERNATIONAL, INC., et. al., Case No. 99-3612
(JJF). The Company and its subsidiaries continue to operate their businesses as debtors-in-possession in such cases. A copy of the voluntary petition for Planet Hollywood International, Inc. is filed as Exhibit 2.1 herewith and incorporated herein by reference. The Honorable Joseph J. Farnan, Jr., United States District Judge, will preside over the cases.

ITEM 5.   OTHER EVENTS

         On October 11, 1999, the Company closed nine of its thirty-two Company owned U.S. Planet Hollywood restaurant locations. The locations of the nine restaurants include: Chicago, Illinois; Costa Mesa, California; Ft. Lauderdale, Florida; Gurnee Mills, Illinois; Houston, Texas; Indianapolis, Indiana; Maui, Hawaii; Miami, Florida; and Phoenix, Arizona. A copy of the Company's press release of October 11, 1999, relating to the closing of such locations is attached hereto as Exhibit 99.1 and incorporated herein by reference. On October 11, 1999, the Company also closed a Cool Planet unit in Irvine, California and an Official All Star Cafe unit in Atlanta, Georgia.

         During the week of October 4th to October 10th, 1999, the Company franchised to certain third parties, the following Company owned units: Planet Hollywood in Vancouver, Canada; Planet Hollywood in Montreal, Canada; and Planet Hollywood in Toronto, Canada. During that same time period the Company also closed the Planet Hollywood unit in Edmonton, Canada.

ITEM 7.   EXHIBITS.

         2.1 Voluntary Petition filed on October 12, 1999, IN RE: PLANET HOLLYWOOD INTERNATIONAL, INC., Case No. 99-3612 (JJF).

         99.1 Press Release by Planet Hollywood International Inc., dated October 11, 1999.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 18, 1999                   PLANET HOLLYWOOD
                                            INTERNATIONAL, INC.

                                            /s/ SCOTT E. JOHNSON
                                            --------------------------------
                                            Name: Scott E. Johnson
                                            Title: Senior Vice President,
                                                   General Counsel and Secretary

                                 EXHIBIT INDEX



EXHIBIT NO.                        DESCRIPTION
-----------                        -----------

    2.1 Voluntary Petition filed on October 12, 1999, IN RE: PLANET HOLLYWOOD INTERNATIONAL, INC., Case No. 99-3612 (JJF).

    99.1 Press Release by Planet Hollywood International Inc., dated October 11, 1999.